UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported)   August 27, 2007
                                                   ---------------

                                  Nelnet, Inc.
             (Exact name of registrant as specified in its charter)


            Nebraska                   001-31924                 84-0748903
            --------                   ---------                 ----------
  (State of other jurisdiction        (Commission              (IRS Employer
       of incorporation)              File Number)          Identification No.)


121 South 13th Street, Suite 201, Lincoln, Nebraska              68508
------------------------------------------------------------  -----------
       (Address of principal executive offices)                (ZipCode)

Registrant's telephone number, including area code (402) 458-2303
                                                   -----------------



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]     Written communications pursuant to Rule 425 under the Securities Act
       (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act(17 CFR 240.13e-4(c))

ITEM 2.03. CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT

        On August 27, 2007, Nelnet Student Loan Trust 2007-2 (the "Trust"), issued an aggregate principal amount of $1,500,000,000 of its Student Loan Asset-Backed Notes (the "Notes"), pursuant to an Indenture of Trust dated as of August 1, 2007 (the "Indenture"), between the Trust, as issuer, and Zions First National Bank, as indenture trustee (the "Indenture Trustee") and as eligible lender trustee.

        Nelnet Student Loan Funding, LLC ("Nelnet Funding") is the depositor and initial certificateholder of the Trust. Nelnet Funding and Nelnet Education Loan Funding, Inc. ("NELF") are wholly owned subsidiaries of National Education Loan Network, Inc. ("NELN"), which is a wholly owned subsidiary of Nelnet, Inc. ("Nelnet").

        The offering of the notes was conducted pursuant to a Note Purchase Agreement, dated August 22, 2007, among Nelnet Funding and Banc of America Securities LLC and Citigroup Global Markets Inc., acting on their own behalf and as representatives of the other initial purchasers.

        The Trust used approximately $1,426,728,013 of the net proceeds from the sale of the Notes to purchase student loans originated under the Federal Family Education Loan Program from Nelnet Funding. The student loans the Trust acquired were purchased by Nelnet Funding from NELF and Union Bank and Trust Company, an affiliate of Nelnet. The Notes will receive payments of interest and principal in accordance with the Indenture primarily from collections made on the student loans acquired by the Trust. The obligations to pay principal and interest on the Notes are solely the obligations of the Trust. For financial accounting purposes, the Notes will be reflected as long-term indebtedness of Nelnet on a consolidated basis.

        The aggregate principal amount of the Notes issued is $1,500,000,000, of which $181,000,000 are designated as class A-1L notes, $567,000,000 are designated as class A-2L notes, $570,000,000 are designated as class A-3L notes (together with the class A-1L notes and the class A-2L notes, the "LIBOR Rate Notes"), $53,500,000 are designated as class A-4AR-1 notes, $53,500,000 are designated as class A-4AR-2 notes, $37,500,000 are designated as class B-1 notes, and $37,500,000 are designated as class B-2 notes (together with the class A-4AR-1 notes, the class A-4AR-2 notes, and the class B-1 notes, the "Auction Rate Notes").

        The Class A-1L Notes will have an interest rate on the principal amount equal to three-month LIBOR plus a margin and have a final maturity date of September 25, 2013, the Class A-2L Notes will have an interest rate on the principal amount equal to three-month LIBOR plus a margin and have a final maturity date of September 25, 2018, and the Class A-3L Notes will have an interest rate on the principal amount equal to three-month LIBOR plus a margin and have a final maturity date of March 25, 2026. The LIBOR Rate Notes have been rated AAA by Standard & Poor's and Fitch and Aaa by Moody's. The LIBOR Rate Notes will receive quarterly distributions on the 25th day of each March, June, September and December, or if such day is not a business day, the next business day, beginning on December 26, 2007.

        The Auction Rate Notes will bear interest based on auctions in accordance with the auction procedures set forth in the Indenture. The class A-4AR notes have a final maturity date of June 25, 2035 and have been rated AAA by Standard & Poor's and Fitch and Aaa by Moody's. The class B notes have a final maturity date of September 25, 2035 and have been rated A by Standard & Poor's and Fitch and A2 by Moody's. Each class of Auction Rate Notes will receive distributions on the business day following the end of the auction period for such class of Auction Rate Notes.

        The class B notes are subordinate to the class A notes. The Trust will make principal payments or redemptions on the Notes sequentially on the class A-1 notes through the class A-4 notes, until paid in full. The class B notes will not receive principal payments until the step-down date, which shall be the earlier of the September 2013 quarterly distribution date or the first date on which no class A notes remain outstanding. After the step-down date, the class B notes will be allocated principal on a pro rata basis with the class A notes, so long as certain trigger events have not occurred.

        The principal amount of the Notes will be payable earlier if an event of default occurs under the Indenture that results in the acceleration of the maturity of the Notes. Each class of Auction Rate Notes is also subject to optional redemption on its auction rate distribution date from available funds in the trust estate, subject to certain conditions. In addition, the maturity of any class of Note may occur earlier if, in accordance with the terms and conditions of the Indenture, there are prepayments on the student loans held in the trust estate, Nelnet Funding exercises its option to purchase all of the student loans remaining in the trust estate, or the Indenture Trustee auctions all of the remaining student loans.

        The Notes have not been, and will not be, registered under the Securities Act of 1933, as amended (the "Act"), and may not be offered or sold absent registration or an applicable exemption from registration requirements. The Notes are being offered and sold only to Qualified Institutional Buyers with the meaning of Rule 144A under the Act and non-U.S. persons in offshore transactions in reliance on Regulation S under the Act. This Current Report on Form 8-K does not constitute an offer to sell or the solicitation of an offer to purchase the Notes.

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                                   SIGNATURES


        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  August 29, 2007
                                                NELNET, INC.


                                                By: /s/ TERRY J. HEIMES
                                                  ---------------------
                                                Name:   Terry J. Heimes
                                                Title:  Chief Financial Officer